                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         DYNAMIC MATERIALS CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                         DYNAMIC MATERIALS CORPORATION
                             551 ASPEN RIDGE DRIVE
                           LAFAYETTE, COLORADO 80026

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                   ANNUAL MEETING TO BE HELD OCTOBER 24, 1996

To the Shareholders of
  DYNAMIC MATERIALS CORPORATION

     PLEASE TAKE NOTICE that the Annual Meeting of Shareholders of DYNAMIC MATERIALS CORPORATION (the "Company") will be held at the Company's offices at 551 Aspen Ridge Drive, Lafayette, Colorado 80026 on Thursday, October 24, 1996 at 10:00 a.m., Mountain Time, or any adjournment or postponement thereof, for the following purposes:

          1. To elect six directors to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

          2. To ratify the selection of Arthur Andersen LLP as independent accountants for the current fiscal year.

          3. The transaction of such other business as may properly come before the meeting.

     The foregoing items of business are more fully described in the accompanying Proxy Statement. The Board of Directors of the Company has fixed the close of business on September 10, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Consequently, only holders of the Company's Common Stock at the close of business on September 10, 1996 will be entitled to notice of and to vote at the Annual Meeting.

     THE MANAGEMENT OF THE COMPANY HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON.

                                            By Order of the Board of Directors

                                            PAUL LANGE
                                            President, Chief Executive
                                            Officer and Secretary

Lafayette, Colorado
September 17, 1996

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE SIX NOMINEES FOR DIRECTORS AND FOR THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS.

                         DYNAMIC MATERIALS CORPORATION
                             551 ASPEN RIDGE DRIVE
                           LAFAYETTE, COLORADO 80026

                             ---------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 24, 1996
                             ---------------------

                              GENERAL INFORMATION

     This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of DYNAMIC MATERIALS CORPORATION, a Colorado corporation (the "Company"), to be used at the 1996 Annual Meeting of Shareholders of the Company to be held on Thursday, October 24, 1996 at 10:00 a.m. Mountain Time, at the Company's offices located at 551 Aspen Ridge Drive, Lafayette, Colorado 80026, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed to the holders of record of the Company's common stock, $.05 par value per share ("Common Stock"), on or about September 17, 1996.

     Shareholders of the Company represented at the Annual Meeting will consider and vote upon (i) the election of five directors to hold office until the next annual meeting of Shareholders or until their successors are duly elected and qualified; (ii) the ratification of the selection of Arthur Andersen LLP as independent accountants for the current fiscal year; and (iii) such other business as may properly come before the Annual Meeting. The Company is not aware of any other business to be presented for consideration at the Annual Meeting.

                       VOTING AND SOLICITATION OF PROXIES

     Only holders of record of Common Stock at the close of business on September 10, 1996, the record date determined by the Board of Directors of the Company (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, approximately 2,530,672 shares of Common Stock were outstanding. Each shareholder is entitled to one vote for each share held of record on the Record Date for each proposal submitted for shareholder consideration at the Annual Meeting. The presence, in person or by proxy, of the holders of not less than a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the conduct of business at the Annual Meeting. The act of the majority of such quorum will be the act of the shareholders. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the vote cast on proposals presented to the shareholders and thus have the same effect as a negative vote, whereas broker non-votes are not tabulated for any purpose in determining whether a proposal has been approved.

     All shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted at the Annual Meeting in accordance with the directions on the proxies. A proxy may be revoked at any time prior to its being voted at the Annual Meeting. Shareholders may revoke proxies by written notice to the Secretary of the Company, by delivery of a proxy bearing a later date, or by personally appearing at the Annual Meeting and casting a vote. If no direction is indicated, the shares will be voted FOR the election of each of the nominees for director and FOR the selection of Arthur Andersen LLP as the Company's independent accountants for the current fiscal year. The persons named in the proxies will have discretionary authority to vote all proxies with respect to additional matters that are properly presented for action at the Annual Meeting.

     The proxy solicitation is made by and on behalf of the Board of Directors. Solicitation of proxies for use at the Annual Meeting may be made in person or by mail, telephone or telegram, by directors, officers and regular employees of the Company. Such persons will receive no additional compensation for any solicitation activities. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their name shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional information furnished to shareholders.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

I. DIRECTORS AND EXECUTIVE OFFICERS

  Directors

     Unless otherwise specified, each proxy will be voted for the election to the Company's Board of Directors of the five nominees set forth below, each to serve until the next annual meeting of shareholders or until his successor shall be elected and qualify.

     In order to be elected a director, a nominee must receive the votes constituting a majority of the aggregate number of shares of Common Stock represented in person or by proxy at the Annual Meeting.

                                                      DIRECTOR
                  NAME                      AGE         SINCE
- ----------------------------------------    ---     -------------
Mr. Dean K. Allen.......................    59      July 1993
Mr. David E. Bartlett...................    44      Nominee
Mr. Michael C. Hone.....................    60      March 1984
Mr. Edward A. Keible....................    52      July 1994
Mr. Paul Lange..........................    44      October 1993
Dr. George W. Morgenthaler..............    69      June 1986

     MR. DEAN K. ALLEN. Mr. Allen has served the Company as a director since July 1993. Mr. Allen is President of Parsons Europe, Middle East and South Africa, a position he has held since April 1996. Mr. Allen was Vice President and General Manager of Raytheon Engineers and Constructors, Europe, from February 1994 to December 1995. Mr. Allen was President of Allen & Assoc. from April 1992 to 1994. From 1989 to 1992, Mr. Allen was President of Johnson + Johnson Development Corp. Prior to joining Johnson + Johnson Development Corp., Mr. Allen was Executive Vice President of Fluor Corporation from 1984 to 1989.

     MR. DAVID E. BARTLETT. Mr. Bartlett has been nominated to the Board. Mr. Bartlett is a partner in the Boulder office of the law firm of Cooley Godward Castro Huddleson & Tatum and has been with the firm since 1987. Prior to joining Cooley Godward, Mr. Bartlett was in-house counsel at Storage Technology Corporation for three years.

     MR. MICHAEL C. HONE. Mr. Hone has been a director of the Company since March 1984. Since 1975 Mr. Hone has been a Professor of Law at the University of San Francisco Law School. Mr. Hone has been a General Partner of H.M.S. Capital Partners, a venture capital company, since 1987.

     MR. EDWARD A. KEIBLE. Mr. Keible, appointed director of the Company in July 1994, is the President and Chief Executive Officer of Endgate Technology Corp., a position he has held since 1993. From 1991 to 1993, Mr. Keible was employed as Senior Vice President and General Manager, Raychem International Corporation, International Sector, and President, Raychem International Corporation. From 1985 to 1991, Mr. Keible was Senior Vice President, Raychem Corporation and General Manager, Electronics Group. Mr. Keible served as Director of the American Electronics Association from 1990 to 1993 and as the Chairman of the

International Committee of the Association from 1991 to 1993. Mr. Keible has been a director of Premisys Communications, Inc. since November 1994.

     MR. PAUL LANGE. Prior to joining the Company in 1993 as a Director, its President and Chief Executive Officer, Mr. Lange had been Vice President and General Manager, Engineered Materials Group of Engelhard Corporation, Director at Englehard/Hankuk and Chairman of the Board of Englehard Canada, from 1989 to 1993. From 1988 to 1989, Mr. Lange was General Manager of Liquid Gold Group of Engelhard Corporation. From June 1984 to 1987, Mr. Lange was employed by Rhone Poulenc, Inc. as Marketing and Sales Director of Organic Chemicals as well as New Product Development Manager.

     DR. GEORGE W. MORGENTHALER. Mr. Morgenthaler has served as a director of the Company since June 1986 and from 1971 to 1976. Mr. Morgenthaler has been a Professor of Aerospace Engineering and Associate Dean of Engineering at the University of Colorado at Boulder since 1986. Mr. Morgenthaler was employed from 1981 to 1986 as Vice President -- Energy, Technology and Special Projects at Martin Marietta Aluminum and from 1976 to 1978 as Vice President and General Manager of the Baltimore Division of Martin Marietta Corp. Mr. Morgenthaler currently serves as a director on the boards of CTA, Inc., Columbia Aluminum Corp., Center for Space and Advanced Technology and Verifax, Inc.

  Executive Officers

     The following individuals serve as executive officers of the Company. Each executive officer is elected annually by the Board of Directors and serves at the pleasure of the Board.

             NAME                                  POSITION                       AGE
- ------------------------------  ----------------------------------------------    ---
Mr. Paul Lange                  Director, President and Chief Executive
                                  Officer                                         44
Mr. Michael W. Beam             Vice President Marketing and Sales                44
Mr. Edward G. Reineke           Vice President of Operations                      39

     MR. PAUL LANGE. See above.

     MR. MICHAEL W. BEAM. Mr. Beam has been employed by the Company since April 3, 1995. Prior to joining the Company, Mr. Beam was Director of Worldwide Sales Indium Corporation from 1990. From 1979 to 1990, Mr. Beam was employed by Texas Instruments, Incorporated's Metallurgical Materials Division in a variety of sales and marketing positions.

     MR. EDWARD G. REINEKE. Mr. Reineke has been employed by the Company since April 1986. Mr. Reineke became Vice President of Operations effective January 1, 1996. Prior to becoming Vice President of Operations, he held the positions of Senior Development Engineer, Engineering Manager, New Business Development Manager and Director of Operations. He was formerly employed by the New Mexico Institute of Mining and Technology as a research technician, and at Conoco as a metallurgical engineer.

  Section 16(a) Compliance

     Section 16(a) of the Securities Act of 1934 requires executive officers, directors and persons who beneficially own more than 10% of the Company's stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission. Executive officers, directors and those beneficially owning 10% or more of the Company's stock are required by regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms filed by such individuals.

     Based solely upon a review of the copies of such forms furnished to the Company from executive officers, directors and 10% shareholders and written representations from certain reporting persons, the Company believes that all of its directors, executive officers and greater than ten percent shareholders were in compliance with their filing requirements except that Mr. Beam was late in filing his Form 3.

II. COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held four meetings during 1995. No director attended less than 75% of the aggregate number of meetings of the Board of Directors and any committee on which such director served. The Company has standing audit, nominating and compensation committees of the Board of Directors.

  Audit Committee

     During 1995, the audit committee, comprised of Mr. Keible and Mr. Hone, held two meetings. Functions performed by the audit committee are (i) recommending independent public accountants to the Board of Directors; (ii) evaluating independent accountants; (iii) meeting and reviewing with such accountants, among other things, the Company's policies and procedures with respect to audits and accounting and the results of completed audits; and (iv) reviewing accounting controls and procedures within the Company.

  Nominating Committee

     The nominating committee, comprised of Messrs. Hone, Morgenthaler and Allen, held one meeting during 1995. Functions performed by the nominating committee are (i) recommending candidates to serve as nominees for director; and
(ii) evaluating existing directors. The nominating committee will not consider shareholder recommendations for nomination of directors.

  Compensation Committee

     The compensation committee, comprised of Mr. Keible, Dr. Morgenthaler and Mr. Allen, held two meetings during 1995. The compensation committee's function is to review compensation of all officers and make recommendations for changes in compensation to the full Board of Directors.

III. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

  Executive Compensation

     The following Summary Compensation Table includes individual compensation for the chief executive officer of the Company. No other executive officer earned a salary and bonus aggregating $100,000 or more during fiscal 1995.

                           SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM COMPENSATION
                                  ANNUAL COMPENSATION(1)          -------------------------
                              ------------------------------      RESTRICTED     SECURITIES     ALL OTHER
          NAME AND            FISCAL      SALARY      BONUS         STOCK        UNDERLYING    COMPENSATION
     PRINCIPAL POSITION        YEAR         ($)        ($)         AWARD($)      OPTIONS(#)        ($)
- ----------------------------  ------      -------     ------      ----------     ----------    ------------
Paul Lange..................   1995       158,250     25,000            --         31,000            612
  President and Chief          1994       150,000     25,000            --         30,000          1,249
  Executive Officer            1993(2)     12,300     15,750(3)     81,250(4)      50,000(5)         529

- ---------------

(1) Perquisites, including auto allowance, were less than $50,000 or 10% of total salary and bonus.

(2) Mr. Lange joined the Company in October 1993.

(3) Upon acceptance of employment, Mr. Lange received 10,000 shares of Common Stock at a cost to Mr. Lange of $.05 per share (par value). The shares are owned by Mr. Lange subject to no vesting and to no other restrictions other than Rule 144 of the Securities Act of 1933. The value of such shares at December 29, 1995 was $27,500.

(4) Represents the value as of the date of grant of 50,000 shares of restricted stock. The restriction lapses on a daily basis over a four-year period commencing on the date of acceptance of employment. The dollar value as of year-end 1995 of such shares was $137,500, based on a December 29, 1995 stock price of $2.75 per share.

(5) The shares vest on a daily basis over a period of four years, and unvested shares are forfeited when and if employment is terminated. The exercise price of the options is $1.625 per share (the fair market value at the date of acceptance of employment).

     Mr. Lange, the Company's President and Chief Executive Officer, earned a bonus payment in 1994 and 1995 in the amount of $25,000 pursuant to the "Lange Employment Agreement." (See "Employment Agreement"). The Company does not have a defined benefit or actuarial plan payable upon retirement.

  Stock Options

     The Company has four stock option plans, two of which have expired. The expired plans are the "1981 Incentive Stock Option Plan" under which officers and other key employees were granted options to acquire shares of the Company's Common Stock, and the "1982 Non-Qualified Stock Option Plan" under which officers and directors were granted options to acquire shares of the Company's Common Stock. The remaining active stock option plans are the 1992 Incentive Stock Option Plan and the 1994 Nonemployee Director Plan.

  Option Grants

     The following table sets forth information regarding the options granted to the executive officer named in the Summary Compensation Table above during 1995:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                    NUMBER OF          % OF TOTAL OPTIONS
                                    SECURITIES             GRANTED TO
                                UNDERLYING OPTIONS        EMPLOYEES IN         EXERCISE       EXPIRATION
               NAME                 GRANTED(#)            FISCAL YEAR         PRICE($/SH)        DATE
    --------------------------  ------------------     ------------------     -----------     ----------
    Paul Lange................        15,000                  10.8%              $2.00           1/20/00
                                      16,000                  11.5%              $2.75          10/20/00
                                     -------                -------
                                      31,000                  22.3%

- ---------------

(1) Represents the fair market value at date of grant.

  Option Exercises

     The following table sets forth information regarding the options exercised and held at year-end by the executive officer named in the Summary Compensation Table above during 1995:

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                      NUMBER OF UNEXERCISED
                                                      SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                        OPTIONS AT FISCAL            IN-THE-MONEY OPTIONS AT
                       SHARES                              YEAR END(#)                FISCAL YEAR END($)(1)
                     ACQUIRED ON       VALUE       ----------------------------    ----------------------------
         NAME        EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
    ---------------  -----------    -----------    -----------    -------------    -----------    -------------
    Paul Lange.....       0              0            36,610          74,390         $32,749         $34,751

- ---------------

(1) Based on a fair market value of $2.75 per share as of December 29, 1995.

  Director Compensation

     During 1995 each outside (non-management) director received a quarterly retainer of $500 plus a fee of $600 for attending each meeting of the Board and of any committee of the Board on which he served. In addition, each outside director is reimbursed for travel and out-of-pocket expenses incurred while attending such meetings.

  Employment Agreements

     The Company has a three-year employment agreement, dated September 3, 1993 (the "Lange Employment Agreement"), with Paul Lange. Pursuant to the Lange Employment Agreement, Mr. Lange is to receive a base salary of $150,000 per year. If Mr. Lange's employment is terminated for a reason other than criminal activity or his "failure, in good faith, to devote his full time effort" to the Company, Mr. Lange will receive such salary for the remaining term of the agreement. In accordance with the terms of the Lange Employment Agreement, (i) in 1994 Mr. Lange received a cash bonus of $25,000, and (ii) at the inception of his employment, Mr. Lange received 10,000 shares of Common Stock at a purchase price of $.05 per share, and an option to purchase 50,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant ($1.625 per share) and 50,000 shares of restricted stock.

IV. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of August 31, 1996, the stock ownership of all persons known by the Company to be beneficial owners of more than 5% of the Company's Common Stock.

                                                               AMOUNT AND
 TITLE                                                         NATURE OF
  OF                                                           BENEFICIAL        PERCENT
 CLASS            NAME AND ADDRESS OF BENEFICIAL OWNER          OWNER(1)        OF CLASS
- -------    --------------------------------------------------  ----------       --------
Common     OKABENA Partners V-6..............................    312,000          12.34
           422 IDS Center
           Minneapolis, MN 55402

Common     William F. Sharp..................................    141,563           5.60
           4004 Canter Court
           Valrico, FL 33594

Common     Heartland Advisors, Inc...........................    250,000           9.89
           790 North Milwaukee Street
           Milwaukee, WI 53202

- ---------------

(1) All shares are owned directly, and the owner has sole voting and investment power.

     The following table sets forth, as of August 31, 1996, the beneficial ownership of the Company's Common Stock by (i) all directors and nominees, (ii) the executive officer named in the Summary Compensation Table and (iii) all directors, nominees and executive officers of the Company as a group.

                                                            AMOUNT AND
 TITLE                                                      NATURE OF
  OF                     NAME AND ADDRESS OF                BENEFICIAL         PERCENT
 CLASS           DIRECTOR/NOMINEE/EXECUTIVE OFFICER          OWNER(1)        OF CLASS(%)
- -------    -----------------------------------------------  ----------       -----------
Common     Dr. George W. Morgenthaler.....................     95,828(2)         3.79
             University of Colorado
             College of Engineering & Applied Science
               Engineering Center
             AD I-25
             Boulder, CO 80309-0423

Common     Mr. Michael C. Hone............................    126,808(2)(3)      5.00
             University of San Francisco
             Kendrick Hall
             2199 Fulton Street
             San Francisco, CA 94117

Common     Mr. Paul Lange.................................    125,724(2)         4.78
             551 Aspen Ridge Drive
             Lafayette, CO 80026

Common     Mr. Dean K. Allen..............................      4,250(2)          *
             551 Aspen Ridge Drive
             Lafayette, CO 80026

                                                            AMOUNT AND
 TITLE                                                      NATURE OF
  OF                     NAME AND ADDRESS OF                BENEFICIAL         PERCENT
 CLASS           DIRECTOR/NOMINEE/EXECUTIVE OFFICER          OWNER(1)        OF CLASS(%)
- -------    -----------------------------------------------  ----------       -----------
Common     Mr. David E. Bartlett..........................          0             *
             2595 Canyon Boulevard, Suite 250
             Boulder, CO 80302

Common     Mr. Edward A. Keible...........................     21,250(2)(4)       *
             244 Rinconada Avenue
             Palo Alto, CA 94301

Common     All directors, nominees and executive officers
             as a group (8 persons).......................    402,359(2)        15.12

- ---------------

 *  Less than 1%.

(1) Unless otherwise indicated, all shares are owned directly, and the owner has sole voting and investment power.

(2) Includes the following shares of Common Stock which are the subject of presently exercisable stock options: Dr. Morgenthaler -- 1,750 shares; Mr. Hone -- 6,500 shares; Mr. Lange -- 101,724 shares; Mr. Allen -- 4,250 shares; Mr. Keible -- 1,250 shares; and all directors and officers as a group -- 133,974 shares.

(3) Amount includes 59,660 shares held by a profit sharing plan and 10,000 shares held by a trust of which Mr. Hone is a trustee.

(4) All 20,000 shares are held in the Keible Living Trust, of which Mr. Keible and his wife Terry J. Keible are Co-Trustees.

            PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Action is being taken by the shareholders at the Annual Meeting with respect to the ratification of the selection by the Company's Board of Arthur Andersen LLP to be the independent accountants of the Company for the current fiscal year.

     The firm of Arthur Andersen LLP has served as the Company's independent public accounts since 1991 and has been engaged as the Company's independent accountants for the year ended December 31, 1996. The Audit Committee recommended and the Board of Directors approved the selection of Arthur Andersen LLP as the independent accountants of the Company.

     A representative of Arthur Andersen LLP is expected to attend the Annual Meeting, will be given the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions from shareholders.

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AND IN
                 FAVOR OF THE RATIFICATION OF SUCH APPOINTMENT

                                 ANNUAL REPORT

     The Company has filed with the SEC an annual report on Form 10-KSB, as supplemented by Form 10-KSB/A-1, under the Securities Exchange Act of 1934 for the fiscal year ended December 31, 1995. Upon written request, the Company will furnish any person who is a shareholder of the Company as of the date of their request, a copy of the Form 10-KSB and 10-KSB/A-1 for the year ended December 31, 1995, including the financial statements and the schedules thereto, without charge. Any such written request may be addressed to Secretary, Dynamic Materials Corporation, 551 Aspen Ridge Drive, Lafayette, Colorado 80026.

                            SHAREHOLDERS' PROPOSALS

     It is expected that the next annual shareholders' meeting will be held July 1, 1997. Any proposals intended to be presented at such meeting must be received at the Company's offices no later than March 1, 1997. Such proposals should be sent to Secretary, Dynamic Materials Corporation, 551 Aspen Ridge Drive, Lafayette, Colorado 80026.

                                 OTHER MATTERS

     Except for the items referred to in the accompanying Notice of Annual Meeting, the Board of Directors is not aware of any other matters that will come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person acting under the Proxy.

                                            By Order of the Board of Directors

                                            PAUL LANGE
                                            President, Chief Executive Officer
                                            and Secretary

Lafayette, Colorado
September 17, 1996

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                                     PROXY

                         DYNAMIC MATERIALS CORPORATION
                             551 ASPEN RIDGE DRIVE
                           LAFAYETTE, COLORADO 80026

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Paul Lange, Michael W. Beam and Edward G. Reineke, and each of them, with full power of substitution, as proxy of the undersigned to vote all shares of Common Stock of DYNAMIC MATERIALS CORPORATION which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the corporation to be held at 551 Aspen Ridge Drive, Lafayette, Colorado 80026 on Thursday, October 24, 1996 at 10:00 a.m., Mountain Time, and at any adjournment thereof, with the same force and effect as the undersigned might or could do if personally present therein:

1. ELECTION OF DIRECTORS              / /  FOR all nominees (except as          / /  WITHHOLD AUTHORITY to vote
                                           marked to the contrary below)             for all nominees listed below

 George W. Morgenthaler, Michael C. Hone, Dean K. Allen, Paul Lange, Edward A.
                           Keible, David E. Bartlett.

INSTRUCTION: To withhold authority to vote for one or more individual nominees, write such name or names in the space provided below.

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2. SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY

    / /  FOR selection of Arthur Andersen LLP      / /  AGAINST selection of Arthur Andersen LLP      / /  ABSTAIN

3. THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
   MEETING.

                (Continued and to be signed on the reverse side)

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

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                          (Continued from other side)

        This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR (i) the nominated directors and (ii) the selection of Arthur Andersen LLP as independent accountants.

                                              Please sign exactly as name
                                              appears below. When shares are
                                              held by joint tenants, both should
                                              sign. When signing as attorney,
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by president or authorized person.
                                              If a partnership, please sign in
                                              full partnership name by
                                              authorized person.


                                              Date _____________________ , 1996


                                              _________________________________
                                              Signature

                                              _________________________________
                                              Signature (if held jointly)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINEES AND THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS OF THE COMPANY FOR THE CURRENT FISCAL YEAR.

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